                          SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.         )

FILED BY THE REGISTRANT  [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:

[ ]   Preliminary Proxy Statement
      Confidential, for the Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           A. O. Smith Corporation
--------------------------------------------------------------------------------

  (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------------------
  (Name of person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing fee (Check the appropriate box):

[ X ]   NO FEE REQUIRED
[   ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11

        1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION
             APPLIES:  ______________________

        2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION
             APPLIES:  ______________________

        3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT
             WAS DETERMINED): _____________________

        4)   PROPOSED MAXIMUM AGGREGATE VALUE OF
             TRANSACTION: ____________________

        5)   TOTAL FEE PAID: __________________

[   ]   Fee paid previously with preliminary materials
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid _________________________

        2)   Form, Schedule or Registration Statement No.:_________________

        3)   Filing Party:____________________

        4)   Date Filed: _____________________

                          [AO SMITH CORPORATION LOGO]

                                 P.O. BOX 23973
                            MILWAUKEE, WI 53223-0973

                           NOTICE AND PROXY STATEMENT

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

     PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION will be held on Wednesday, April 8, 1998, at 9:00 A.M. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware for the following purposes:

     (1) To elect six directors chosen by the holders of Class A Common Stock.

     (2) To elect two directors chosen by the holders of Common Stock.

     (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1998.

     (4) To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 25, 1998, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available as of March 23, 1998, for examination by stockholders for purposes related to the meeting at the offices of Morris, Nichols, Arsht & Tunnell, 1201 North Market Street, Wilmington, Delaware.

     YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.

                                            W. David Romoser
                                            Secretary

March 2, 1998

                          [AO SMITH CORPORATION LOGO]
                 ----------------------------------------------

                                P. O. BOX 23973
                        MILWAUKEE, WISCONSIN 53223-0973
                 ----------------------------------------------

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of A. O. Smith Corporation (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on Wednesday, April 8, 1998, at 9:00 A.M., Eastern Time, at Wilmington, Delaware.

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 25, 1998 (the "Record Date"). As of the Record Date, the Company had issued 5,838,334 shares of Class A Common Stock, par value $5 per share, 5,817,174 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 15,861,316 shares of Common Stock, par value $1 per share, 10,184,022 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth (1/10) vote each for other matters.

     The Notice of 1998 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company's 1997 Annual Report are being mailed on or about March 2, 1998, to each stockholder of the Company at the holder's address of record.

     Under the Company's Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect as a class 25% of the entire board of directors of the Company. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

     Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares which are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

     For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to 1/10th vote per share. All such other matters are decided by a majority of the votes cast. On such other matters, an abstention will have the same effect as a "no" vote but, because shares held by brokers will not be considered to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, the shares will be voted FOR proposals (1) through (3) set forth in the accompanying notice.

     The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

                             PRINCIPAL STOCKHOLDERS

     The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company's stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 1997.

                                 NAME AND ADDRESS          AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                 OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP   OF CLASS
--------------                 -------------------         --------------------   --------
Class A                   Smith Investment Company*             5,378,168(1)       92.33%
Common Stock              P.O. Box 23976
                          Milwaukee, WI 53223-0976
Common Stock              Smith Investment Company              1,039,384(2)        9.93%(2)
                          P.O. Box 23976
                          Milwaukee, WI 53223-0976
Common Stock              FMR Corp.,                              898,000(3)        8.58%
                          Edward C. Johnson 3d
                          and Abigail P. Johnson
                          82 Devonshire Street
                          Boston, MA 02109
Common Stock              Goldman, Sachs & Co.                    852,400(4)        8.59%
                          The Goldman, Sachs Group, L.P.
                          85 Broad Street
                          New York, NY 10004

---------------
(1) On December 31, 1997, Arthur O. Smith owned beneficially 118,445 shares, and his wife owned of record and beneficially 3,485 shares of the outstanding capital stock of SICO; various trusts held 199,130 shares for the benefit of the wife and issue of Arthur O. Smith. On December 31, 1997, Lloyd B. Smith owned beneficially 962 shares of the outstanding capital stock of SICO; various trusts held 312,043 shares for the benefit of the wife and issue of Lloyd B. Smith. In addition, Messrs. Smith were trustees of various trusts for the benefit of persons other than themselves, their wives and issue, which trusts held on December 31, 1997, an aggregate of

    501,910 shares of the outstanding capital stock of SICO. The shares of SICO held beneficially by Messrs. Smith and their wives, together with shares held by Messrs. Smith in trust for others comprised 68.5% of the 1,658,533 outstanding shares of capital stock of SICO on December 31, 1997. Messrs. Smith have shared investment and voting power on all trusts for which they are co-trustees. On all other trusts, one or the other shares trust powers with at least one other person. Messrs. Smith disclaim that any of the foregoing interests in the capital stock of SICO constitute beneficial ownership of any common stock of the Company.

(2) Pursuant to the Company's Restated Certificate of Incorporation Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO's Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO's beneficial ownership of the Common Stock is 6,417,552 shares, which represents 40.5% of the class of Common Stock.

(3) FMR Corp. and Edward C. Johnson 3d have sole dispositive power with respect to 898,000 shares, including shares beneficially owned by Fidelity Management & Research Company (FMRC), a subsidiary of FMR Corp., and Fidelity Magellan Fund, an investment company for which FMRC acts as an investment advisor.

(4) Goldman, Sachs & Co., and The Goldman, Sachs Group, L.P. has shared voting power and shared dispositive power with respect to 852,400 shares.

 * Throughout the balance of the proxy statement Smith Investment Company is referred to as "SICO".

     Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information which may have been provided to the Company by any beneficial owners.

                             ELECTION OF DIRECTORS

     Eight directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect six directors and owners of Common Stock are entitled to elect the two remaining directors.

     It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the eight nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, proxies will be voted for such substitute nominee as may be nominated by the Board of Directors.

     The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last 5 years unless otherwise stated.

NOMINEES -- CLASS A COMMON STOCK

     TOM H. BARRETT -- Partner in American Industrial Partners -- Private investment partnership.

     Mr. Barrett is 67 years of age and has been a director of the Company since 1981. He is the chairman of the Personnel and Compensation Committee of the Board. He retired as chairman of the board and chief executive officer of The Goodyear Tire & Rubber Company in 1991. He is also a director of Air Products and Chemicals, Inc. and Rubbermaid Incorporated, as well as a trustee of the Mutual Life Insurance Company of New York.

     GLEN R. BOMBERGER -- Executive Vice President and Chief Financial Officer.

     Mr. Bomberger, 60, became a director and executive vice president and chief financial officer in 1986. He is a member of the Investment Policy Committee of the Board. Mr. Bomberger joined the Company in 1960. He is currently a director and vice president - finance of SICO. He is a director of Firstar Funds, Inc.

     ROBERT J. O'TOOLE -- Chairman of the Board, President and Chief Executive Officer.

     Mr. O'Toole, 57, became chairman of the board in 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March 1989. He was elected president, chief operating officer and a director in 1986. Mr. O'Toole joined the Company in 1963. He is a director of Briggs & Stratton Corporation, Firstar Bank Milwaukee, N.A., Firstar Corporation and Protection Mutual Insurance Company.

     DONALD J. SCHUENKE -- Chairman of Northern Telecom Limited and Northern Telecom, Inc.

     Mr. Schuenke, 69, was elected a director of the Company in October 1988. He is chairman of the Investment Policy Committee of the Board. Mr. Schuenke is a director and has served as the chairman (non-executive) of Northern Telecom Limited since January 1994, and he also serves as the chairman (non-executive) of Northern Telecom, Inc. He is a trustee and was chairman of The Northwestern Mutual Life Insurance Company from January 1990 to January 1994 and served as its chief executive officer from March 1983 to October 1993. Mr. Schuenke is a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc. and Federal Home Loan Mortgage Corporation.

     ARTHUR O. SMITH -- Chairman and Chief Executive Officer of Smith Investment Company.

     Mr. Smith is 67 years of age and has been a director of the Company since 1960. He is a member of the Personnel and Compensation Committee and the Investment Policy Committee of the Board. He is chairman and chief executive officer of SICO and the retired chairman of ASI Technologies, Inc. He was president of SICO until July 1, 1993. Mr. Smith is the uncle of Bruce M. Smith, a director of the Company.

     BRUCE M. SMITH -- President of Smith Investment Company.

     Mr. Smith is 49 years of age and has been a director of the Company since 1995. He is a member of the Investment Policy Committee and the Audit Committee of the Board. He was elected president of SICO in 1993 and has served as a director of SICO since July 1983. Prior to that time, he was executive vice president of the Water Products Company, a division of the Company, from 1991 through June 1993 and managing director of A. O. Smith Electric Motors (Ireland) Ltd., a subsidiary of the Company, from 1988 to 1991. Mr. Smith originally joined the Company in 1978. He is the nephew of Arthur O. Smith, a director of the Company.

NOMINEES -- COMMON STOCK

     KATHLEEN J. HEMPEL -- Former Vice Chairman and Chief Financial Officer, Fort Howard Corporation.

     Ms. Hempel, 47, was vice chairman and chief financial officer of Fort Howard Corporation from 1992 until its merger into Fort James Corporation in 1997. She is also a director of Oshkosh Truck Corporation and Whirlpool Corporation.

     DR. AGNAR PYTTE -- President, Case Western Reserve University.

     Dr. Pytte, 65, was elected a director of the Company in February 1991. He is a member of the Audit Committee of the Board. He became the president of Case Western Reserve University in July 1987. Prior to July 1987, Dr. Pytte was the provost at Dartmouth College where he held other academic positions since 1958. Dr. Pytte is also a director of The Goodyear Tire & Rubber Company.

                                BOARD COMMITTEES

     The Board of Directors of the Company serves as a committee of the whole for designating nominees for election as director. The Board of Directors will consider written recommendations directed to the Chairman from stockholders concerning nominees for Director. The Board of Directors has 3 standing committees, the Personnel and Compensation Committee, the Investment Policy Committee and the Audit Committee. In 1997, the Personnel and Compensation Committee held 3 meetings, the Investment Policy Committee held 5 meetings and the Audit Committee met 3 times. The Personnel and Compensation Committee is responsible for establishing and administering the Company's compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives. The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Audit Committee recommends the firm which will act as independent auditors for the Company and has the responsibility to review audit procedures and the internal controls of the Company.

                             DIRECTOR COMPENSATION

     With respect to fiscal 1997, directors received $20,000 annually, plus expenses and $1,000 for attendance at each board meeting. Each Audit and Personnel and Compensation Committee member receives $2,000 and the chairman of each receives $3,000 annually; committee members are also entitled to $1,000 per meeting, plus expenses. Each Investment Policy Committee member receives $2,000 and the chairman receives $3,000 annually; committee members are also entitled to $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or committee members or for attendance at board or committee meetings. During 1997, a total of 6 regular and 2 special meetings of the Board of Directors were held; all directors attended at least 75% of the number of board meetings and committee meetings, in the aggregate, on which the director served as a member.

     Certain directors have elected to defer payment of their fees under the Corporate Directors' Deferred Compensation Plan (the "Directors' Plan"). The Directors' Plan allows directors to defer all or a portion (not less than 50%) of their fees until any date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than 10 annual installments. Deferred fees earn interest based on an established prime rate.

     The A. O. Smith Non-Employee Directors' Retirement Plan provides an annual benefit for outside directors after 5 years of service and attainment of age 70. The annual benefit amount, payable in quarterly installments, is the annual retainer in effect at the time of retirement. Benefit payments continue for a period equal to the number of years of service as a director, but not to exceed 10 years; all payments cease upon death of the director.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table shows, as of December 31, 1997, the Class A Common Stock and Common Stock of the Company and the Class A Common Stock and Common Stock options exercisable on or before March 1, 1998, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

                                                                                                PERCENT OF
                                                                 AMOUNT AND NATURE OF             SHARES
                  NAME                    TYPE OF STOCK         BENEFICIAL OWNERSHIP(1)         OUTSTANDING
                  ----                    -------------         -----------------------         -----------
Tom H. Barrett                            Common Stock                 1,000 shares                    *
John A. Bertrand                          Common Stock                76,200 shares(2)                 *
Glen R. Bomberger                         Common Stock               201,140 shares(2)             1.92%
Kathleen J. Hempel                        Common Stock                     0 shares                    *
Ronald E. Massa                           Common Stock                30,664 shares(2)                 *
Robert J. O'Toole                         Common Stock               612,200 shares(2)             5.85%
Dr. Agnar Pytte                           Common Stock                 2,000 shares                    *
W. David Romoser                          Common Stock                59,555 shares(2)                 *
Donald J. Schuenke                        Common Stock                 3,000 shares                    *
Arthur O. Smith(3)                             --                       --                         --
Bruce M. Smith(3)                              --                       --                         --
All 19 Directors, Nominees and Executive
  Officers as a Group                     Common Stock             1,178,282 shares(2)            11.26%

---------------
 *  Represents less than one percent.

(1) Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2) Includes 580,400, 184,700, 28,700, 41,800, 65,000 and 1,060,150 shares of
    Common Stock subject to options exercisable on or before March 1, 1998, respectively for Messrs. O'Toole, Bomberger, Massa, Romoser and Bertrand and for all directors and executive officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3) Excludes shares beneficially owned by SICO.

                             EXECUTIVE COMPENSATION

     The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company's five most highly compensated executive officers, including the chief executive officer, during fiscal year 1997, as well as all compensation awarded, earned or paid in the two previous fiscal years.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                             LONG TERM
                                   ANNUAL COMPENSATION                                      COMPENSATION
-----------------------------------------------------------------------------------------   ------------
                                                                                               AWARDS
                                                                                OTHER       ------------
                                                                                ANNUAL        OPTIONS       ALL OTHER
NAME AND                                                                     COMPENSATION     GRANTED      COMPENSATION
PRINCIPAL POSITION                          YEAR   SALARY($)(1)   BONUS($)      ($)(2)         (#)(3)         ($)(4)
------------------                          ----   ------------   --------   ------------   ------------   ------------
Robert J. O'Toole                           1997     625,000      881,000       22,914         39,900         97,440
  Chairman, President and                   1996     575,016      810,000       33,648         64,600        100,159
  Chief Executive Officer                   1995     545,016      810,000       34,948         61,400        108,688

Glen R. Bomberger                           1997     340,000      330,000       27,261         16,200         36,114
  Executive Vice President and              1996     321,000      310,000       26,769         19,900         41,253
  Chief Financial Officer                   1995     306,000      310,000       25,637         18,900         48,190

Ronald E. Massa                             1997     237,000      195,000       19,102         10,200         43,084
  Senior Vice President                     1996     198,750      150,000       14,622         20,600         19,035
                                            1995         N/A          N/A          N/A            N/A            N/A

W. David Romoser                            1997     221,333      170,000       18,128          7,100         19,925
  Vice President, Secretary and             1996     211,333      160,000       15,715         11,400         20,313
  General Counsel                           1995     201,333      160,000       16,285         10,900         21,341

John A. Bertrand                            1997     200,000      180,000       22,484          5,300         20,328
  President of A. O. Smith                  1996     190,000      165,000       18,385          8,500         17,823
  Electrical Products Company,              1995     180,000      155,000       17,772          8,100         19,296
  a division of the Company

--------------------------------------------------------------------------------
(1)  Includes amounts earned during 1997 even if deferred.

(2) Includes amounts of tax reimbursements for the following: Company car, country club, financial counseling and executive term life insurance premiums and reimbursement of executive payments for term life insurance premiums.

(3)  See footnote (1) in Option Grants Table.

(4) All Other Compensation includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and contributions under the Supplemental Benefit Plan for the 401(k) plan and (b) the value of the non-term portion of the premiums paid by the Company (arrived at by treating the payment as an interest-free loan to the earliest possible date the payment can be refunded and calculating its present value) for the benefit of the named executive officers pursuant to the Executive Life Insurance Plan, a split-dollar insurance plan. The amounts paid in 1997 are as follows: Mr. O'Toole -- (a) $41,625 and (b) $55,815; Mr. Bomberger --
     (a) $22,644 and (b) $13,470; Mr. Massa -- (a) $15,784 and (b) $27,300;
     Mr. Romoser -- (a) $14,741 and (b) $5,184; and Mr. Bertrand -- (a) $13,320
     and (b) $7,008.

                              STOCK OPTION GRANTS

     The table below reflects the stock option grants made under the 1990 Long-Term Executive Incentive Compensation Plan to the five named Executive Officers during 1997.

--------------------------------------------------------------------------------
                              OPTION GRANTS TABLE
--------------------------------------------------------------------------------

                             Option Grants in 1997

                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                            ASSUMED ANNUAL RATES OF
                                                                                           STOCK PRICE APPRECIATION
                                 INDIVIDUAL GRANTS                                            FOR OPTION TERM(2)
-----------------------------------------------------------------------------------   -----------------------------------
                                                    % OF
                                                    TOTAL
                                                   OPTIONS
                                      OPTIONS      GRANTED    EXERCISE
                                     GRANTED(1)    TO ALL      PRICE     EXPIRATION   0%         5%             10%
               NAME                     (#)       EMPLOYEES    ($/SH)       DATE      ($)       ($)             ($)
               ----                  ----------   ---------   --------   ----------   ---   ------------   --------------
Robert J. O'Toole
  Chairman, President and
  Chief Executive Officer              39,900      34.19%     $40.875    10/07/07     $0    $  1,025,666   $    2,599,250
Glen R. Bomberger                      16,200      13.88%     $40.875    10/07/07      0    $    416,435   $    1,055,334
Ronald E. Massa                        10,200       8.74%     $40.875    10/07/07      0    $    262,200   $      664,470
W. David Romoser                        7,100       6.08%     $40.875    10/07/07      0    $    182,512   $      462,523
John A. Bertrand                        5,300       4.54%     $40.875    10/07/07      0    $    136,241   $      345,263
                                       ------      ------                             --    ------------   --------------
Totals                                 78,700      67.43%         N/A       N/A       $0    $  2,023,054   $    5,126,840
                                       ======      ======                             ==    ============   ==============
All Stockholders
  (16,293,296 shares of Class A
  Common Stock and Common Stock)          N/A         N/A         N/A       N/A        0    $419,572,739   $1,058,921,674
Named Executive Officers' % of
  Total Outstanding Shares                N/A        .48%         N/A       N/A       $0            .48%             .48%

--------------------------------------------------------------------------------
(1) All options were granted under the 1990 Long-Term Executive Incentive Compensation Plan. The options were granted on 10/07/97 as options to acquire Common Stock and are first exercisable on 10/07/98. All options were granted at the average of market value on the date of grant and have a 10 year term.

(2) The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules as well as a 0% increase in value. These amounts are not intended to predict or represent possible future appreciation of the Company's Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company's Common Stock and overall stock market conditions.

                      OPTION EXERCISES AND YEAR-END VALUES

     The table includes information related to options exercised by the five named executive officers during fiscal year 1997 and the number and value of options held at the end of the fiscal year.

--------------------------------------------------------------------------------
                   OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------

                Aggregated Option Exercises in Fiscal Year 1997,
                      and December 31, 1997 Option Values

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                         DECEMBER 31, 1997 (#)       December 31, 1997 ($)(1)
                                    SHARES ACQUIRED       VALUE       ---------------------------   ---------------------------
               NAME                  ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                 ----------------   ------------   -----------   -------------   -----------   -------------
Robert J. O'Toole
  Chairman, President
  and Chief Executive
  Officer                                    0           $     0        580,400        39,900       $15,438,545      $54,862
Glen R. Bomberger                            0           $     0        184,700        16,200       $ 4,980,169      $22,275
Ronald E. Massa                          4,300           $82,463         28,700        10,200       $   495,125      $14,025
W. David Romoser                             0           $     0         41,800         7,100       $   695,238      $ 9,762
John A. Bertrand                             0           $     0         65,000         5,300       $ 1,644,994      $ 7,287

--------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $42.250 for the Common Stock on December 31, 1997.

--------------------------------------------------------------------------------
                             PENSION PLAN TABLE(1)
--------------------------------------------------------------------------------

                                  Years of Service(3)
                   -------------------------------------------------
REMUNERATION(2)      10        20        25         30         35
----------------   -------   -------   -------   --------   --------
     150,000       $22,350   $44,700   $55,875   $ 67,051   $ 78,226
     175,000        23,501    47,295    59,193     71,090     82,987
     200,000        25,638    52,994    66,672     80,350     94,028
     225,000        27,775    58,692    74,151     89,609    105,068
     250,000        29,824    64,158    81,324     98,491    115,658
     275,000        30,980    67,241    85,371    103,501    121,631
     300,000
   and above        31,184    67,782    86,082    104,381    122,680

--------------------------------------------------------------------------------

(1) The Pension Plan Table shows estimated annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan, assuming retirement at December 31, 1997, at age 65 and based upon the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis.

(2) The compensation covered by the Plan is based on the average of the highest 5 consecutive years of annual compensation out of the last 10 years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary Compensation Table, is Salary. Compensation covered by the Plan does not include Bonus, Other Annual Compensation, Long Term Compensation or All Other Compensation amounts.

(3) Messrs. O'Toole, Bomberger, Massa, Romoser, and Bertrand had 34, 37, 20, 5 and 30 years of service, respectively, at year-end.

* Maximum allowable salary that can be used in benefit calculation through 1993 is $235,840 and in 1994, 1995 and 1996 is $150,000, and in 1997 is $160,000.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The directors who served as members of the Personnel and Compensation Committee during fiscal year 1997 were Tom H. Barrett and Arthur O. Smith.

     Mr. Arthur O. Smith is an executive officer and a director of SICO. During 1997, the Company provided SICO consulting services, office space, directors', officers' and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $110,514 for the Company's costs relating to such services. Mr. Arthur O. Smith is a director of the Company and served on the Personnel and Compensation Committee of the Company in 1997. Mr. Glen R. Bomberger, an executive officer and a director of the Company, is also a director and vice president - finance of SICO and served as a member of the Compensation Committee of SICO. Mr. Bruce M. Smith, a director of the Company, is also an executive officer and director of SICO.

               BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing an executive compensation program and for administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation which the Company's chief executive officer and other executive officers receive annually.

     The Committee consists of two members, each of whom is an outside director of the Company. This report was prepared by the Committee to provide the Company's stockholders with a summary of its executive compensation policies and practices.

     The Committee has two primary objectives relating to the Company's executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long term successful and profitable operations of the Company's businesses. The other is to maintain an incentive compensation program which links executive pay to the Company's return on investment.

     In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment currently provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

     The Company's executive compensation program consists of three components: base salary, short term incentive (bonus) compensation and long term incentive (stock options) compensation. In determining the executive compensation practices, the Committee compares the Company's executive compensation program with other companies' compensation programs for executives with similar management responsibilities. The companies surveyed include manufacturing businesses of similar size. The Committee annually reviews executive compensation data bases and also from time to time uses independent compensation consultants for purposes of evaluating and reviewing the Company's executive compensation program.

     The Committee has designated certain executives, including the chief executive officer ("CEO"), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

     The Committee establishes competitive salary ranges for the executive officers, generally above the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive's performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 1997, this methodology was followed in establishing base salaries for the executive officers.

SHORT TERM INCENTIVE COMPENSATION

     Short term incentive compensation is provided under the Executive Incentive Compensation Plan ("EICP"). The EICP, consistent with the Company's philosophy of linking compensation to the Company's return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company's and/or the operating unit's return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

     Incentive compensation, while predicated on the executive's unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive's scope of responsibility, contributions to profit improvement and attainment of the individual's strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive's business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive's strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development.

     The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard incentive plan contracts required for all plan participants) which obligate them to remain in the employment of the Company for the year.

     During 1997, the Company, through the sale of its Automotive Products Company and the purchase of Uppco, has dramatically changed the strategic direction of the Company in order to enhance shareholder value as evidenced by the 44% increase in share price. Most of the operating units achieved satisfactory levels of return on investment. Accordingly, the Committee made incentive compensation awards to the participating executives based on the factors described above.

LONG TERM INCENTIVE COMPENSATION

     The Committee utilizes the shareholder approved 1990 Long Term Executive Incentive Compensation Plan ("LTEICP") as another key component in carrying out the Company's philosophy of linking the executive compensation program to the stockholders' interests. The LTEICP consists of stock options which are granted annually to the executives at the current market price of the stock on the date of the grant. The size of the option grant to the executive is established at a level commensurate with the median level of grants for the executive's position as reported in the aforementioned survey data and studies by independent compensation consultants. Pursuant to the LTEICP, executives enter into standard plan contracts each year which reflect the specific terms of the stock option grants and terms of forfeiture should the executive leave the employment of the Company.

CEO COMPENSATION

     The Committee, in establishing the 1997 compensation program for the Chief Executive Officer, Robert J. O'Toole, employed the methodology and surveys previously described in this report. In setting Mr. O'Toole's base salary for 1997, the Committee reviewed his accomplishments during the prior year, experience, service with the Company and determined to position it above the median level of salaries of chief executive officers of similar sized manufacturing companies. Mr. O'Toole's bonus compensation for 1997 was directly related to the Company's return on investment earned by the Company and reflected Committee set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O'Toole is 200% of base salary. The Committee made stock option grants to Mr. O'Toole under the LTEICP consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

     The Committee reviewed executive compensation during 1997 and concluded that the stockholders' interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee has and intends to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                       PERSONNEL & COMPENSATION COMMITTEE

                            Tom H. Barrett, Chairman
                            Arthur O. Smith, Member

                               PERFORMANCE GRAPH

     The graph below shows a five-year comparison of the cumulative shareholder return on the Company's common stock with the cumulative total return of companies on the S&P 500 Composite Index, S&P Electrical Equipment Index (the "Electrical Index") and the S&P Auto Parts & Equipment Index (the "Auto Index"), all of which are published indexes. The Company has used the Auto Index in this graph in prior years, but has selected the Electrical Index to replace the Auto Index due to the Company's exit from the automotive business in 1997.

               Comparison of Five Year Cumulative Total Return
                 from December 31, 1992 to December 31, 1997

                                                                  S&P 500
     Measurement Period                       S&P Electrical     Composite       S&P Auto Parts
   (Fiscal Year Covered)       A. O. Smith      Equipment          Index          & Equipment
12/31/92                         100.00          100.00           100.00            100.00
12/31/93                         190.40          117.60           110.00            114.21
12/31/94                         132.80          115.60           111.50             97.17
12/31/95                         115.30          158.00           153.30            117.38
12/31/96                         170.60          209.60           188.40            127.67
12/31/97                         245.80          290.00          251.209            157.25

                      COMPLIANCE WITH SECTION 16(A) OF THE
                            SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and American Stock Exchanges. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 1997, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company's independent auditors for 1998. The action of the Board of Directors was taken upon the recommendation of its Audit Committee.

     Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Board's action in appointing Ernst & Young LLP as the Company's independent auditors. Should such appointment not be ratified, the Board of Directors will reconsider the matter. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders and available to respond to appropriate questions and he will have the opportunity to make a statement if he desires to do so.

                                 OTHER BUSINESS

     Management is not aware of any matters other than those stated above which may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

                         DATE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1999 annual meeting of stockholders must be received by the Company no later than November 4, 1998, to be included in the materials for the 1999 meeting.

March 2, 1998

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          [AO SMITH CORPORATION LOGO]

                           A. O. SMITH CORPORATION
                             PROXY - COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE undersigned hereby appoints ROBERT J. O'TOOLE, GLEN R. BOMBERGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 8, 1998, at 9:00 a.m. Eastern Time, at the Hotel du Point, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.




                                        DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
-----------------------------------------------------------------------------------------------------------------------------------

                                            A. O. SMITH CORPORATION 1998 ANNUAL MEETING

This proxy when properly executed will be voted in the manner directed herein by the undersigned.  If no direction is made, this proxy will be voted for proposals 1 and 2.

1. ELECTION OF DIRECTORS:   1. KATHLEEN J. HEMPEL   2. DR. AGNAR PYTTE   /__/  FOR all  nominees       /__/ WITHHOLD  AUTHORITY
                                                                         listed  to the left           to vote for all
                                                                         (except as specified below).  nominees listed to the left.





(Instructions:  to withhold authority to vote for any individual nominee, write
 number(s) of nominee(s) in the box provided to the right.  -------------------------->       ________________________________

2.   Proposal to approve the ratification of Ernst & Young LLP as the independent auditors of the      /__/  FOR    /__/  AGAINST
     corporation:                                                                                     /__/ ABSTAIN




Address Change?                            Date    ______________________            NO. OF SHARES
MARK BOX         /__/
Indicate changes below


                                                           ________________________________________________
                                                           Signature(s) in Box
                                                           Please sign exactly as your name appears on this proxy.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

                           A. O. SMITH CORPORATION
                         PROXY - CLASS A COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints ROBERT J. O'TOOLE, GLEN R. BOMBERGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 8, 1998, at 9:00 a.m. Eastern Time, at the Hotel du Point, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                        DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
------------------------------------------------------------------------------------------------------------------------------------
                                            A. O. SMITH CORPORATION 1998 ANNUAL MEETING

This proxy when properly executed will be voted in the manner directed herein by the undersigned.  If no direction is made, this proxy will be voted for proposals 1 and 2.



1.  ELECTION OF DIRECTORS:

1.  Tom H. Barrett        2.  Glen R. Bomberger   3.  Robert J. O'Toole      /__/  FOR all nominees      /__/  WITHHOLD AUTHORITY
4.  Donald J. Schuenke    5.  Arthur O. Smith     6.  Bruce M. Smith         listed to the left                to vote for all
                                                                             (except as specified              nominees listed
                                                                             below).                           to the left.




(Instructions:  To withhold authority to vote for any individual nominee,
 write number(s) of nominee(s) in the box provided to the right.   -------------------------->      _____________________________


2.  Proposal to approve the ratification of Ernst & Young LLP as the independent auditors of the    /__/  FOR    /__/ AGAINST
    corporation:                                                                                   /__/ ABSTAIN



Address Change?                            Date    ______________________            NO. OF SHARES
MARK BOX         /__/
Indicate changes below


                                                             ________________________________________________
                                                             Signature(s) in Box
                                                             Please sign exactly as your name appears on this Proxy.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by
                                                             President or other authorized officer.  If a partnership, please sign in partnership name by  authorized person.

                            A. O. SMITH CORPORATION

           VOTING INSTRUCTIONS TO THE MARSHALL & ILSLEY TRUST COMPANY
                       TRUSTEE OF THE A. O. SMITH PROFIT
                            SHARING RETIREMENT PLAN


    THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby directs the Marshall & Ilsley Trust Company, Trustee of the A. O. Smith Profit Sharing Retirement Plan to vote the shares of
A. O. Smith Corporation Common Stock allocated to the undersigned's account in said Trust at the Annual Meeting to be held on April 8, 1998, and all adjournments.

         VOTING INSTRUCTIONS TO THE TRUSTEE: IF NO CHOICES ARE MARKED BELOW, THE TRUSTEE WILL VOTE FOR PROPOSALS 1 AND 2.





                                        DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
------------------------------------------------------------------------------------------------------------------

                                            A. O. SMITH CORPORATION 1998 ANNUAL MEETING

Voting instructions to the Trustee:  If no choices are marked below, the Trustee will vote for proposals 1 and 2.


1.  ELECTION OF DIRECTORS:  1.  KATHLEEN J. HEMPEL  2.  DR. AGNAR PYTTE  /__/  FOR ALL  NOMINEES          /__/ WITHHOLD  AUTHORITY
                                                                               listed  to the left        to vote for all
                                                                               (except as specified       nominees listed
                                                                               below).                    to the left.

(Instructions:  To withhold authority to vote for any individual nominee, write
 number(s) of nominee(s) in the box provided to the right.                   -------------------------->       --------------------

2.       Proposal to approve the ratification of Ernst & Young LLP as the independent auditors of the corporation:
                                                                                   /__/  FOR        /__/  AGAINST      /__/ ABSTAIN




Address Change?                            Date                                      NO. OF SHARES
MARK BOX         /__/                              ----------------------
Indicate Changes Below



                               ----------------------------------------------------
                               Signature(s) in Box
                               Please sign exactly as your name appears on this proxy.
                               When shares are held by joint tenants, both should sign.
                               when signing as attorney, executor, administrator,
                               trustee or guardian, please  give full title as such. If
                               a corporation, please sign in full corporate name  by
                               President or other authorized officer.  if a partnership,
                               please sign in partnership name by authorized
                               person.
